OTHER COMPREHENSIVE INCOME (LOSS) (Tables)	12 Months Ended
Dec. 31, 2024
Schedule of Accumulated Other Comprehensive Loss
The change in accumulated other comprehensive loss, net of tax, was as follows:

Years Ended December 31,	2024	2023	2022
Foreign currency translation adjustment:
Beginning balance	$(42,331)	$(47,710)	$(34,176)
Current period other comprehensive (loss) income	(17,562)	5,379	(13,534)

Ending balance	$(59,893)	$(42,331)	$(47,710)